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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2005

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

of incorporation)

2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 6, 2005, Cordia Corporation, (“Cordia”) a Nevada corporation, held its annual shareholder’s meeting.  The following directors were elected:  Joel Dupré, Patrick Freeman, Wesly Minella, John Scagnelli and Gandolfo Verra.  Mr. Dupré was chosen by his peers to serve as Chairman of the Board until the next annual meeting of shareholders.

On May 11, 2005, Mr. Freeman presented his resignation to the Board of Directors to make room for the appointment of Joel Dupré as Chief Executive Officer.  Mr. Dupré will serve as Chief Executive Officer of Cordia and Cordia International Corp., its recently formed subsidiary, which was formed to carryout the Company’s plans for global expansion.   Mr. Freeman will continue to serve as the Company’s President and Chief Operating Officer.

Mr. Dupré has twenty-five (25) years experience in domestic and international trade.  He is currently developing Cordia’s international Voice Over Internet Protocol service offerings and marketing strategy.  He formed One Dot Source, LLC in 2000, an international sourcing company providing private label import programs to America’s mass merchandisers.  Mr. Dupré also served as Chairman of the Board for eLEC Communications Corp. from 1995 – 2005.  Mr. Dupré is not related to any directors, executive officers, or persons nominated or chosen by Cordia.    Mr. Dupré has not been involved in any transactions with Cordia in which Mr. Dupré has a direct or indirect interest.  At this time there are no proposed transactions of this nature contemplated between Cordia and Mr. Dupré.

ITEM 7.  EXHIBITS

The following exhibits are included as part of this report:

Exhibit No.                                       Title of Document

10.1                                                  Resignation Letter of Mr. Freeman dated May 11, 2005

10.2                                                  Press Release of Cordia Corporation dated May 17, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                             Cordia Corp.

                                                                                                                              By: /s/ Joel Dupré

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Date: May 17, 2005                                                                                               Joel Dupré, Chief Executive Officer,

                                                                                                                              Duly Authorized Officer